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                                                               Exhibit 10.13


                         REGISTRATION RIGHTS AGREEMENT


                 REGISTRATION RIGHTS AGREEMENT (the "Agreement"), dated as of November 1, 1996, by and among Dominick's Supermarkets, Inc., a Delaware corporation (the "Company"), and each other person executing this Agreement (the "Investors").

                 WHEREAS, the Company and Dominick's Finer Foods, Inc. ("Dominick's") and The Yucaipa Companies are parties to a Consulting Agreement dated as of March 22, 1995 which the Company and Dominick's intend to terminate concurrently with the consummation of an initial public offering of the common stock of the Company;

                 WHEREAS, the Company, in order to induce The Yucaipa Companies to enter into a new management agreement upon termination of such Consulting Agreement, desires to grant to certain affiliates of The Yucaipa Companies the registration rights provided herein;

                 NOW, THEREFORE, in consideration of the premises and the mutual covenants of the parties hereto and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

                 Section 1.1 Definitions. Capitalized terms used herein and not otherwise defined herein have the meanings ascribed to them in the Amended and Restated Stockholders Agreement (the "Stockholders Agreement"), dated as of the date hereof, among the Company, Dominick's Finer Foods, Inc., the Investors and certain other stockholders of the Company. In addition, the following terms shall have the meanings ascribed to them below:

                 "Demanding Holder" means any Holder who has initiated a registration request in compliance with Section 2.1(a).

                 "Demand Registration" means a registration of Registrable Securities under the Securities Act pursuant to a request made under Section 2.1.

                 "Holder" means each Investor that holds Registrable Securities and any party who shall hereafter acquire from an Investor and hold Registrable Securities pursuant to the provisions of, and subject to the rights and restrictions set forth in, the Stockholders Agreement.

                 "Registrable Security" means each Share until (i) it has been effectively registered under the Securities Act and disposed of pursuant to an effective registration statement, (ii) it is sold under circumstances in which all of the applicable conditions of Rule 144 (or any similar provisions then in force) under the Securities Act are met, including a sale pursuant to the provisions of Rule 144(k) or (iii) it has been otherwise Transferred and the certificate or other evidence of ownership for it is not required to bear the legend required pursuant to the Stockholders Agreement and it may be resold by the person receiving such certificate without registration under the Securities Act.





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                 "Requisite Share Number" on any date means a number of
Registrable Securities representing not less than 35% of the issued and outstanding Registrable Securities held in the aggregate on such date by the Holders.

                 "Selling Holder" means a Holder who sells or proposes to sell Registrable Securities pursuant to a registration statement under the Securities Act.

                 "Underwriter" means a securities dealer who purchases any Registrable Securities as principal in an underwritten offering and not as part of such dealer's market-making activities.


                                   ARTICLE II

                              REGISTRATION RIGHTS

                 Section 2.1 Demand Registration. (a) Request for Registration by the Purchasers. At any time and from time to time after the date hereof, the Holders owning, individually or in the aggregate, at least the Requisite Share Number may make a total of two written requests for a Demand Registration of not less than 10% of the Registrable Securities held by all Holders; provided, that the Company shall in no event be obligated to effect more than two Demand Registrations in any 12-month period. Each such request will specify the number of Registrable Securities proposed to be sold and will also specify the intended method of disposition thereof.

                 The Company shall give written notice of any registration request by any Holder, which request complies with this Section 2.1(a), within 10 days after the receipt thereof, to each other Holder who did not initially join in such request. Within 20 days after receipt of such notice, any such other Holder may request in writing that Registrable Securities be included in such registration, and the Company shall include in the Demand Registration the Registrable Securities of each such other Holder requested to be so included, subject to the provisions of Section 2.4. Each such request shall specify the number of shares of Registrable Securities proposed to be sold and the intended method of disposition thereof.

                 (b) Effective Registration. A registration will not be deemed to have been effected as a Demand Registration unless it has been declared effective by the Commission and the Company has complied in all material respects with its obligations under this Agreement with respect thereto; provided that if, after it has become effective, the offering of Registrable Securities pursuant to such registration is or becomes the subject of any stop order, injunction or other order or requirement of the Commission or any other governmental or administrative agency, or if any court prevents or otherwise limits the sale of Registrable Securities pursuant to the registration (for any reason other than the acts or omissions of the Holders), such registration will be deemed not to have been effected. If (i) a registration requested pursuant to this Section 2.1 is deemed not to have been effected or (ii) the registration requested pursuant to this Section 2.1 does not remain effective for a period of at least 200 days beyond the effective date thereof or until the consummation of the distribution by the Selling Holders of the Registrable Securities included in such registration statement, then such registration statement shall not count as one of the two Demand Registrations that may be requested by the Demanding Holder(s) in question and the Company shall continue to be obligated to effect a registration pursuant to this Section 2.1.

                 The Demanding Holders may withdraw all or any part of the Registrable Securities from a Demand Registration at any time (whether before or after the filing or effective date of such Demand





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Registration), and if all such Registrable Securities are withdrawn, to withdraw the demand related thereto. If at any time a registration statement is filed pursuant to a Demand Registration, and subsequently a sufficient number of Registrable Securities are withdrawn from the Demand Registration so that such registration statement does not cover at least the required amounts specified by Section 2.1(a), and an additional number of Registrable Securities is not so included, the Company may (or shall, if requested by the Demanding Holders) withdraw the registration statement, provided that if the Demanding Holders bear the expenses associated with such withdrawn registration statement, such registration statement will not count as a Demand Registration and the Company shall continue to be obligated to effect a registration pursuant to this Section 2.1. If the Demanding Holders determine to bear such expenses, such expenses shall be borne by the Demanding Holder(s) whose withdrawal of Registrable Securities resulted in such registration statement not covering the specified required amounts.

                 (c) Selection of Underwriter. If the Demanding Holders so elect, the offering of Registrable Securities pursuant to a Demand Registration shall be in the form of an underwritten offering. The Demanding Holders shall select one or more nationally recognized firms of investment bankers to act as the book-running managing Underwriter or Underwriters in connection with such offering and shall select any additional investment bankers and managers to be used in connection with the offering; provided that such investment bankers and managers must be reasonably satisfactory to the Company.

                 Section 2.2 Piggy-Back Registration. If at any time the Company proposes to file a registration statement under the Securities Act with respect to an offering by the Company for its own account or for the account of any securityholders of any class of its equity securities (other than (i) a registration statement on Form S-4 or S-8 (or any substitute form that may be adopted by the Commission) or (ii) a registration statement filed in connection with an exchange offer or offering of securities solely to the Company's existing securityholders), then the Company shall give written notice of such proposed filing to the Holders as soon as practicable (but in no event less than 20 days before the anticipated filing date), and such notice shall offer such Holders the opportunity to register such number of shares of Registrable Securities as each such Holder may request (which request shall specify the Registrable Securities intended to be disposed of by such Holder and the intended method of distribution thereof) (a "Piggy-Back Registration").

                 The Company shall use its best efforts to cause the managing Underwriter or Underwriters of a proposed underwritten offering to permit the Registrable Securities requested by the Holders thereof to be included in a Piggy-Back Registration (the "Piggy-Back Holders") to be included on the same terms and conditions as any similar securities of the Company or any other securityholder included therein and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method of distribution thereof. Any Holder shall have the right to withdraw its request for inclusion of its Registrable Securities in any registration statement pursuant to this Section 2.2 by giving written notice to the Company of its request to withdraw. Subject to the provisions of Section 2.1, the Company may withdraw a Piggy-Back Registration at any time prior to the time it becomes effective, provided that the Company shall reimburse the Piggy-Back Holders for all reasonable out-of-pocket expenses (including counsel fees and expenses) incurred prior to such withdrawal.

                 No registration effected under this Section 2.2, and no failure to effect a registration under this Section 2.2, shall relieve the Company of its obligations pursuant to Section 2.1, and no failure to effect a registration under this Section 2.2 and to complete the sale of Shares in connection therewith shall relieve the Company of any other obligation under this Agreement (including, without limitation, the Company's obligations under Sections 3.2 and 4.1).





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                 Section 2.3  Shelf Registration.  (a)  At any time prior to
March 22, 1998, upon the written request of one or more Yucaipa Affiliates, the Company shall cause to be filed with the Commission as promptly as practicable after such request, but in no event later than 60 days thereafter, a shelf registration statement pursuant to Rule 415 under the Securities Act (a "Shelf Registration" or a "Shelf Registration Statement"), which Shelf Registration Statement shall provide for resales of all Registrable Securities held by such Yucaipa Affiliate(s). The Company shall use its best efforts to have such Shelf Registration declared effective and to keep such Shelf Registration Statement continuously effective, supplemented and amended to the extent necessary to ensure that it is available for resales of Registrable Securities by such Yucaipa Affiliate(s), and to ensure that it conforms with the requirement of this Agreement, the Securities Act and the policies, rules and regulations of the Commission as announced from time to time, for a period of at least 12 months following the date on which such Shelf Registration Statement becomes effective under the Securities Act.

                 (b) Effective Registration. A registration will not be deemed to have been effected as a Shelf Registration unless it has been declared effective by the Commission and the Company has complied in all material respects with its obligations under this Agreement with respect thereto; provided that if, after it has become effective, the offering of Registrable Securities pursuant to such registration is or becomes the subject of any stop order, injunction or other order or requirement of the Commission or any other governmental or administrative agency, or if any court prevents or otherwise limits the sale of Registrable Securities pursuant to the registration (for any reason other than the acts or omission of the Holders) such registration will be deemed not to have been effected. If (i) the Shelf Registration is deemed not to have been effected in accordance with the provisions of the preceding sentence or (ii) the Shelf Registration does not remain continuously effective for the period described in Section 2.3(a) hereof, then such Shelf Registration Statement shall not count as a Shelf Registration and the Company shall continue to be obligated to a effect a registration pursuant to this Section 2.3.

                 Section 2.4 Reduction of Offering. (a) Demand Registration. The Company may include in a Demand Registration shares of Common Stock for the account of the Company and Registrable Securities for the account of the Piggy-Back Holders and Shares for the account of other holders thereof exercising contractual piggy-back rights, on the same terms and conditions as the Registrable Securities to be included therein for the account of the Demanding Holders; provided, however, that (i) if the managing Underwriter or Underwriters of any underwritten offering described in Section 2.1 have informed the Company in writing that it is their opinion that the total number of shares which the Demanding Holders, the Company, any Piggy-Back Holders and any such other holders intend to include in such offering is such as to materially and adversely affect the success of such offering, then (x) the number of Shares to be offered for the account of the Company (if any) shall be reduced (to zero, if necessary) and (y) thereafter, if necessary, the number of Shares to be offered for the account of such Piggy-Back Holders and such other holders shall be reduced (to zero, if necessary), in the case of this clause
(y) pro rata in proportion to the respective number of Shares requested to be registered, to the extent necessary to reduce the total number of Shares requested to be included in such offering to the number of Shares, if any, recommended by such managing Underwriters (and if the number of Shares to be offered for the account of each such Person has been reduced to zero, and the number of Shares requested to be registered by the Demanding Holders exceeds the number of Shares recommended by such managing Underwriters, then the number of Shares to be offered for the account of the Demanding Holders shall be reduced pro rata in proportion to the respective number of Shares requested to be registered by the Demanding Holders) and (ii) if the offering is not underwritten, no other party (other than Piggy-Back Holders and any other holders exercising contractual piggy-back rights not subject to the reduction contemplated by this clause (ii)), including the Company, shall be permitted to offer





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securities under any such Demand Registration unless a majority of the Shares held by the Demanding Holder or Holders consent to the inclusion of such shares therein.

                 (b) Piggy-Back Registration. Notwithstanding anything contained herein, if the managing Underwriter or Underwriters of any underwritten offering described in Section 2.2 have informed, in writing, the Piggy-Back Holders that it is their opinion that the total number of Shares that the Company and Holders of Registrable Securities and any other Persons desiring to participate in such registration intend to include in such offering is such as to materially and adversely affect the success of such offering, then the number of Shares to be offered for the account of the Piggy-Back Holders and all such other Persons (other than the Company) participating in such registration shall be reduced (to zero if necessary) or limited pro rata in proportion to the respective number of Shares requested to be registered to the extent necessary to reduce the total number of Shares requested to be included in such offering to the number of Shares, if any, recommended by such managing Underwriters; provided, however, that (A) if such offering is effected for the account of Demanding Holders pursuant to Section 2.1, then the number of Shares to be offered for the account of each Person shall be reduced in accordance with Section 2.4(a), and (B) if such offering is effected for the account of any other securityholder of the Company pursuant to the demand registration rights of such securityholder, then (x) the number of Shares to be offered for the account of the Company (if any) shall be reduced (to zero, if necessary) and (y) thereafter, if necessary, the number of Shares to be offered for the account of the Piggy-Back Holders and any other holders that have requested to include Shares in such registration (but not such securityholders who have exercised their demand registration rights) shall be reduced (to zero, if necessary), in the case of this clause (y) pro rata in proportion to the respective number of Shares requested to be registered, to the extent necessary to reduce the total number of Shares requested to be included in such offering to the number of Shares, if any, recommended by such managing Underwriters.


                                  ARTICLE III

                            REGISTRATION PROCEDURES

                 Section 3.1 Filings; Information. Whenever the Company is required to effect or cause the registration of Registrable Securities pursuant to Section 2.1 or Section 2.3 hereof, the Company will use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof as quickly as practicable, and in connection with any such request:

                 (a) The Company will as expeditiously as possible prepare and file with the Commission a registration statement on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the sale of the Registrable Securities to be registered thereunder in accordance with the intended method of distribution thereof, and use its best efforts to cause such filed registration statement to become and remain effective for a period of not less than 200 days (or such shorter period set forth in Section 2.3 as is required to complete the distribution of the shares); provided that the Company may postpone the filing of a registration statement for a period of not more than 135 days from the date of receipt of the request in accordance with Section 2.1 hereof if the Company reasonably determines that such a filing would adversely affect any proposed financing or acquisition by the Company and furnishes to the Demanding Holder a certificate signed by an executive officer of the Company to such effect; provided that the Company shall only be entitled to postpone any such filing one time in any 24-month period. If the Company postpones the filing of a





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registration statement, it shall promptly notify each Selling Holder in writing when the events or circumstances permitting such postponement have ended.

                 (b) The Company will as expeditiously as possible prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement continuously effective for the period specified in Section 2.1, Section 2.2 or Section 2.3 hereof, as applicable, or such shorter period which will terminate when all securities covered by such registration statement have been sold (but not before the expiration of the 90-day period referred to in Section 4(3) of the Securities Act and Rule 174 thereunder, if applicable) and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by each Selling Holder thereof set forth in such registration statement.

                 (c) The Company will, prior to filing a registration statement or prospectus or any amendment or supplement thereto, furnish to each Selling Holder, counsel representing such Selling Holders, and each Underwriter, if any, of the Registrable Securities covered by such registration statement copies of such registration statement as proposed to be filed, together with exhibits thereto, which documents will be subject to review and comment by the foregoing within five days after delivery, and thereafter furnish to such Selling Holder, counsel and Underwriter, if any, for their review and comment such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein), the prospectus included in such registration statement (including each preliminary prospectus) and such other documents or information as such Selling Holder, counsel or Underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Selling Holder.

                 (d) After the filing of the registration statement, the Company will promptly notify each Selling Holder of Registrable Securities covered by such registration statement, and (if requested by any such Selling Holder) confirm such notice in writing, (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed and, with respect to a registration statement or any post- effective amendment, when the same has become effective, (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to a registration statement or related prospectus or for additional information, (iii) of the issuance by the Commission or any other Federal or state governmental authority of any stop order suspending the effectiveness of a registration statement or the initiation of any proceedings for that purpose, (iv) if at any time when a prospectus is required by the Securities Act to be delivered in connection with sales of the Registrable Securities the representations and warranties of the Company contained in any agreement contemplated by Section 3.1(h) (including any underwriting agreement) cease to be true and correct in all material respects, (v) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (vi) of the happening of any event which makes any statement made in such registration statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or which requires the making of any changes in a registration statement, prospectus or documents incorporated therein by reference so that, in the case of the registration statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the prospectus, it will not contain any untrue statement of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (vii)





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of the Company's reasonable determination that a post-effective amendment to a registration statement would be necessary.

                 (e) The Company will use its best efforts to (i) register or qualify the Registrable Securities under such other securities or blue sky laws of such jurisdictions in the United States as any Selling Holder reasonably (in light of such Selling Holder's intended plan of distribution) requests, and (ii) cause such Registrable Securities to be registered with or approved by such other governmental agencies or authorities in the United States as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be reasonably necessary or advisable to enable such Selling Holder to consummate the disposition of the Registrable Securities owned by such Selling Holder; provided that the Company will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (e), (B) subject itself to taxation in any such jurisdiction or (C) consent to general service of process in any such jurisdiction.

                 (f) The Company will take all reasonable actions required to prevent the entry, or obtain the withdrawal, of any order suspending the effectiveness of a registration statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any Registrable Securities for sale in any jurisdiction, at the earliest moment.

                 (g) Upon the occurrence of any event contemplated by paragraph 3.1(d)(vi) or 3.1(d)(vii) above, the Company will (i) prepare a supplement or post-effective amendment to such registration statement or a supplement to the related prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, such prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (ii) promptly make available to each Selling Holder any such supplement or amendment.

                 (h) The Company will enter into customary agreements (including, if applicable, an underwriting agreement in customary form and which is reasonably satisfactory to the Company) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities (the Selling Holders may, at their option, require that any or all of the representations, warranties and covenants of the Company to or for the benefit of such Underwriters also be made to and for the benefit of such Selling Holders).

                 (i) The Company will make available to each Selling Holder (and will deliver to their counsel) and each Underwriter, if any, subject to restrictions imposed by the United States federal government or any agency or instrumentality thereof, copies of all correspondence between the Commission and the Company, its counsel or auditors and will also make available for inspection by any Selling Holder, any Underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other professional retained by any such Selling Holder or Underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers and employees to supply all information reasonably requested by any Inspectors in connection with such registration statement. Records which the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such registration statement or (ii)





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the disclosure or release of such Records is requested or required pursuant to oral questions, interrogatories, requests for information or documents or a subpoena or other order from a court of competent jurisdiction or other process; provided that prior to any disclosure or release pursuant to clause
(ii), the Inspectors shall provide the Company with prompt notice of any such request or requirement so that the Company may seek an appropriate protective order or waive such Inspectors' obligation not to disclose such Records; and, provided further, that if failing the entry of a protective order or the waiver by the Company permitting the disclosure or release of such Records, the Inspectors, upon advice of counsel, are compelled to disclose such Records, the Inspectors may disclose that portion of the Records which counsel has advised the Inspectors that the Inspectors are compelled to disclose. Each Selling Holder agrees that information obtained by it solely as a result of such inspections (not including any information obtained from a third party who, insofar as is known to the Selling Holder after reasonable inquiry, is not prohibited from providing such information by a contractual, legal or fiduciary obligation to the Company) shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Company or its Affiliates unless and until such information is made generally available to the public. Each Selling Holder further agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential.

                 (j) The Company will furnish to each Selling Holder and to each Underwriter, if any, a signed counterpart, addressed to such Selling Holder or Underwriter, of (i) an opinion or opinions of counsel to the Company, and (ii) a comfort letter or comfort letters from the Company's independent public accountants, each in customary form and covering such matters of the type customarily covered by opinions or comfort letters, as the case may be, as the Selling Holders or the managing Underwriter therefor reasonably requests.

                 (k) The Company will otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its securityholders, as soon as reasonably practicable, an earnings statement covering a period of 12 months, beginning within three months after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act.

                 (l) The Company will use its best efforts (a) to cause any class of Registrable Securities to be listed on a national securities exchange (if such shares are not already so listed) and on each additional national securities exchange on which similar securities issued by the Company are then listed (if any), if the listing of such Registrable Securities is then permitted under the rules of such exchange or (b) to secure designation of all such Registrable Securities covered by such registration statement as a NASDAQ "national market system security" within the meaning of Rule 11Aa2-1 of the Commission or, failing that, to secure NASDAQ authorization for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register as such with respect to such Registrable Securities with the National Association of Securities Dealers, Inc. (the "NASD").

                 (m) The Company will appoint a transfer agent and registrar for all such Registrable Securities covered by such registration statement not later than the effective date of such registration statement.

                 (n) Prior to the effective date of the first Demand Registration, the first Piggy-Back Registration or the Shelf Registration, whichever shall occur first, (i) provide the transfer agent with





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printed certificates for the Registrable Securities in a form eligible for deposit with The Depository Trust Company, and (ii) provide a CUSIP number for the Registrable Securities.

                 (o) In connection with an underwritten offering, the Company will participate, to the extent reasonably requested by the managing Underwriter for the offering or the Selling Holders, in customary efforts to sell the securities under the offering, including, without limitation, participating in "road shows"; provided that the Company shall not be obligated so to participate in more than one such offering in any 12-month period.

                 The Company may require each Selling Holder to promptly furnish in writing to the Company such information regarding the distribution of the Registrable Securities by such Selling Holder as the Company may from time to time reasonably request and such other information as may be legally required in connection with such registration including, without limitation, all such information as may be requested by the Commission or the NASD. The Company may exclude from such registration any Holder who fails to provide such information.

                 Each Selling Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Sections 3.1(d)(iii), (v), (vi) and (vii) hereof, such Selling Holder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Selling Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3.1(g) hereof, and, if so directed by the Company, such Selling Holder will deliver to the Company all copies, other than permanent file copies, then in such Selling Holder's possession of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice. In the event the Company shall give such notice, the Company shall extend the period during which such registration statement shall be maintained effective (including the period referred to in Section 3.1(a) hereof) by the number of days during the period from and including the date of the giving of notice pursuant to Section 3.1(d)(iii), (v), (vi) or (vii) hereof to the date when the Company shall make available to the Selling Holders a prospectus supplemented or amended to conform with the requirements of Section 3.1(g) hereof.

                 In connection with any registration of Registrable Securities pursuant to Section 2.2, the Company will take the actions contemplated by paragraphs (c), (d), (e), (i), (j), (k), (l) and (n) above.

                 Section 3.2 Registration Expenses. In connection with the Demand Registrations pursuant to Section 2.1 hereof, any registration statement filed pursuant to Section 2.2 hereof and the Shelf Registration pursuant to
Section 2.3 hereof, the Company shall pay the following registration expenses incurred in connection with the registration hereunder (the "Registration Expenses"): (i) all registration and filing fees, (ii) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), (iii) printing expenses, (iv) the Company's internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties) and all fees and expenses incident to the performance of or compliance with this Agreement by the Company, (v) the fees and expenses incurred in connection with the listing of the Registrable Securities, (vi) reasonable fees and disbursements of counsel for the Company and customary fees and expenses for independent certified public accountants retained by the Company (including the expenses of any comfort letters or costs associated with the delivery by independent certified public accountants of a comfort letter or comfort letters requested pursuant to Section 3.1(i) hereof), (vii) the reasonable fees and expenses of any special experts retained by the Company in connection with such registration, and (viii) reasonable fees and expenses of one firm of counsel for the Holders (together with necessary local counsel fees and expenses), which counsel shall be chosen by the Demanding Holders or, if none, by the Holders of a majority of the Registrable Securities being included in such Registration Statement. The Company shall have no obligation to pay any underwriting fees, discounts or commissions attributable to the sale of Registrable Securities.





                                   ARTICLE IV

                        INDEMNIFICATION AND CONTRIBUTION

                 Section 4.1 Indemnification by the Company. The Company agrees to indemnify and hold harmless each Selling Holder, its partners, officers, directors, employees and agents, and each Person, if any, who controls such Selling Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, together with the partners, officers, directors, employees and agents of such controlling Person (collectively, the "Controlling Persons"), from and against any loss, claim, damage, liability, reasonable attorneys' fee, cost or expense and costs and expenses of investigating and defending any such claim (collectively, the "Damages"), joint or several, and any action in respect thereof to which such Selling Holder, its partners, officers, directors, employees and agents, and any such Controlling Person may become subject under the Securities Act or otherwise, insofar as such Damages (or proceedings in respect thereof) arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus relating to the Registrable Securities or any preliminary prospectus, or arises out of, or are based upon, any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are based upon information furnished in writing to the Company by a Selling Holder or Underwriter expressly for use therein, and shall reimburse each Selling Holder, its partners, officers, directors, employees and agents, and each such Controlling Person for any legal and other expenses reasonably incurred by that Selling Holder, its partners, officers, directors, employees and agents, or any such Controlling Person in investigating or defending or preparing to defend against any such Damages or proceedings; provided, however, that the Company shall not be liable to any Selling Holder to the extent that (a) any such Damages arise out of or are based upon an untrue statement or omission made in any preliminary prospectus if (i) such Holder failed to send or deliver a copy of the final prospectus with or prior to the delivery of written confirmation of the sale by such Selling Holder to the Person asserting the claim from which such Damages arise, and (ii) the final prospectus would have corrected such untrue statement or such omission; or (b) any such Damages arise out of or are based upon an untrue statement or omission in any prospectus if (x) such untrue statement or omission is corrected in an amendment or supplement to such prospectus, and (y) having previously been furnished by or on behalf of the Company with copies of such prospectus as so amended or supplemented, such Holder thereafter fails to deliver such prospectus as so amended or supplemented prior to or concurrently with the sale of a Registrable Security to the Person asserting the claim from which such Damages arise. The Company also agrees to indemnify any Underwriters of the Registrable Securities, their officers and directors and each Person who controls such Underwriters on substantially the same basis as that of the indemnification of the Selling Holders provided in this Section 4.1.

                 Section 4.2 Indemnification by Holders of Registrable Securities. Each Selling Holder agrees, severally but not jointly, to indemnify and hold harmless the Company, its officers, directors, employees and agents and each Person, if any, who controls the Company within the meaning of Section

15 of the Securities Act or Section 20 of the Exchange Act, together with the partners, officers, directors, employees and agents of such controlling Person, to the same extent as the foregoing indemnity from the Company to such Selling Holder, but only with reference to information related to such Selling Holder, or its plan of distribution, furnished in writing by such Selling Holder or on such Selling Holder's behalf expressly for use in any registration statement or prospectus relating to the Registrable Securities, or any amendment or supplement thereto, or any preliminary prospectus. In case any action or proceeding shall be brought against the Company or its officers, directors, employees or agents or any such controlling Person or its partners, officers, directors, employees or agents, in respect of which indemnity may be sought against such Selling Holder, such Selling Holder shall have the rights and duties given to the Company, and the Company or its officers, directors, employees or agents, controlling Person, or its partners, officers, directors, employees or agents, shall have the rights and duties given to such Selling Holder, under Section 4.1. Each Selling Holder also agrees to indemnify and hold harmless each other Selling Holder and any Underwriters of the Registrable Securities, and their respective officers and directors and each Person who controls each such other Selling Holder or Underwriter on substantially the same basis as that of the indemnification of the Company provided in this
Section 4.2. The Company shall be entitled to receive indemnities from Underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as provided above, with respect to information so furnished in writing by such Persons specifically for inclusion in any prospectus or registration statement. In no event shall the liability of any Selling Holder be greater in amount than the dollar amount of the proceeds (net of payment of all expenses) received by such Selling Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

                 Section 4.3 Conduct of Indemnification Proceedings. Promptly after receipt by any Person in respect of which indemnity may be sought pursuant to Section 4.1 or 4.2 (an "Indemnified Party") of notice of any claim or the commencement of any action, the Indemnified Party shall, if a claim in respect thereof is to be made against the Person against whom such indemnity may be sought (an "Indemnifying Party") notify the Indemnifying Party in writing of the claim or the commencement of such action, provided that the failure to notify the Indemnifying Party shall not relieve it from any liability except to the extent of any material prejudice resulting therefrom. If any such claim or action shall be brought against an Indemnified Party, and it shall notify the Indemnifying Parry thereof, the Indemnifying Party shall be entitled to participate therein, and, to the extent that it wishes, jointly with any other similarly notified Indemnifying Party, to assume the defense thereof with counsel reasonably satisfactory to the Indemnified Party; provided, that the Indemnifying Party acknowledges, in a writing in form and substance reasonably satisfactory to such Indemnified Party, such Indemnifying Party's liability for all Damages of such Indemnified Party to the extent specified in, and in accordance with this Article IV. After notice from the Indemnifying Party to the Indemnified Party of its election to assume the defense of such claim or action, the Indemnifying Party shall not be liable to the Indemnified Party for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable costs of investigation; provided that the Indemnified Party shall have the right to employ separate counsel to represent the Indemnified Party and its controlling Persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Indemnified Party against the Indemnifying Party, but the fees and expenses of such counsel shall be for the account of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (ii) in the reasonable judgment of the Indemnifying Party and such Indemnified Party, representation of both parties by the same counsel would be inappropriate due to actual or potential conflicts of interest between them, it being understood, however, that the Indemnifying Party shall not, in connection with any one such claim or action or separate but substantially similar or related claims or actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for all Indemnified Parties, or for fees and expenses that are not reasonable. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any claim or pending or threatened proceeding in respect of which the Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability arising out of such claim or proceeding. Whether or not the defense of any claim or action is assumed by the Indemnifying Party, such Indemnifying Party will not be subject to any liability for any settlement made without its consent, which consent will not be unreasonably withheld.

                 Section 4.4 Contribution. If the indemnification provided for in this Article IV is unavailable to the Indemnified Parties in respect of any Damages referred to herein, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Damages (i) as between the Company and the Selling Holders on the one hand and the Underwriters on the other, in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Holders on the one hand and the Underwriters on the other from the offering of the Registrable Securities, or if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits but also the relative fault of the Company and the Selling Holders on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such Damages, as well as any other relevant equitable considerations, and (ii) as between the Company on the one hand and each Selling Holder on the other, in such proportion as is appropriate to reflect the relative fault of the Company and of each Selling Holder in connection with such statements or omissions, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Holders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and the Selling Holders bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the prospectus. The relative fault of the Company and the Selling Holders on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Selling Holders or by the Underwriters. The relative fault of the Company on the one hand and of each Selling Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                 The Company and the Selling Holders agree that it would not be just and equitable if contribution pursuant to this Section 4.4 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Party as a result of the Damages referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 4.4, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no Selling Holder shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities of such Selling Holder were offered to the public (less underwriting discounts and commissions) exceeds the amount of any damages which such Selling Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. Each Selling Holder's obligations to contribute pursuant to this Section 4.4 is several and not joint.

                 The indemnity, contribution and expense reimbursement obligations contained in this Article IV are in addition to any liability any Indemnifying Party may otherwise have to an Indemnified Party or otherwise. The provisions of this Article IV shall survive, notwithstanding any transfer of the Registrable Securities by any Holder or any termination of this Agreement.


                                   ARTICLE V

                                 MISCELLANEOUS

                 Section 5.1 Participation in Underwritten Registrations. No Person may participate in any underwritten registration hereunder unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements, and (b) completes and executes all questionnaires, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and these registration rights; provided that (i) no Selling Holder shall be required to make any representations or warranties except those which relate solely to such Holder and its intended method of distribution, and (ii) the liability of each such Holder to any Underwriter under such underwriting agreement will be limited to liability arising from misstatements or omissions regarding such Holder and its intended method of distribution and any such liability shall not exceed an amount equal to the amount of net proceeds such Holder derives from such registration; provided, however, that in an offering by the Company in which any Holder requests to be included in a Piggy-Back Registration, the Company shall use its best efforts to arrange the terms of the offering such that the provisions set forth in clauses (i) and (ii) of this Section 5.1 are true; provided further, that if the Company fails in its best efforts to so arrange the terms, the Holder may withdraw all or any part of its Registrable Securities from the Piggy-Back Registration and the Company shall reimburse such Holder for all reasonable out-of-pocket expenses (including counsel fees and expenses) incurred prior to such withdrawal.

                 Section 5.2 Rule 144 and 144A. The Company covenants that it will file any reports required to be filed by it under the Securities Act and the Exchange Act and that it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable Holders to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 or Rule 144A under the Securities Act, as such Rules may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any Holder, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

                 Section 5.3 Holdback Agreements. (a) Restrictions on Public Sale by Holder of Registrable Securities. Each Holder agrees not to effect any public sale or distribution of the issue being registered or of a similar security of the Company, or any securities convertible into or exchangeable or exercisable for such securities, including a sale pursuant to Rule 144 or Rule 144A under the Securities Act, during the 14 days prior to, and during the 90-day period beginning on, the effective date of any registration statement filed by the Company (except as pan of such registration), in the case of an underwritten public offering, if, and to the extent, requested by the managing underwriter or underwriters.

                 The foregoing provisions shall not apply to any Holder that is prevented by applicable statute or regulation from entering into any such agreement; provided, however, that any such Holder shall undertake not to effect any public sale or distribution of the class of securities covered by such registration statement (except as pan of such underwritten offering) during such period unless it has provided 60 days' prior written notice of such sale or distribution to the managing underwriter.

                 (b) Restrictions on Sale by the Company and Others. The Company agrees and it shall use its best efforts to cause its Affiliates to agree (i) not to effect any public sale or distribution of any securities similar to those being registered in accordance with Section 2.1 hereof, or any securities convertible into or exchangeable or exercisable for such securities, during the 14 days prior to, and during the 90-day period beginning on, the effective date of any registration statement (except as part of such registration statement), in the case of an underwritten offering, if, and to the extent, reasonably requested by the managing Underwriter or Underwriters, and (ii) to use its best efforts to ensure that any agreement entered into after the date hereof pursuant to which the Company issues or agrees to issue any privately placed securities (other than to officers or employees) shall contain a provision under which holders of such securities agree not to effect any sale or distribution of any such securities during the periods described in
(i) above, in each case including a sale pursuant to Rule 144 or Rule 144A under the Securities Act (except as part of any such registration, if permitted); provided, however, that the provisions of this paragraph (b) shall not prevent (x) the conversion or exchange of any securities pursuant to their terms into or for other securities or (y) the issuance of any securities to employees of the Company or pursuant to any employee plan.

                 Section 5.4 Amendment and Modification. Any provision of this Agreement may be waived, provided that such waiver is set forth in a writing executed by the party against whom the enforcement of such waiver is sought. This Agreement may not be amended, modified or supplemented other than by a written instrument signed by (a) the Company and (b) the holders of a majority of the Registrable Securities held by the Investors. No course of dealing between or among any Persons having any interest in this Agreement will be deemed effective to modify, amend or discharge any part of this Agreement or any rights or obligations of any Person under or by reason of this Agreement.

                 Section 5.5 Successors and Assigns; Entire Agreement. (a) This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and executors, administrators and heirs; provided, that (i) except as otherwise specifically permitted pursuant to this Agreement, neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by the Company without the prior written consent of each of the Holders and (ii) Yucaipa may assign a right to request a Demand Registration solely in connection with a Transfer to any single Person or group of affiliated Persons (in a single transaction or series of related transactions) of at least 25% of the Registrable Securities held by it on the date hereof.

                 (b) This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

                 Section 5.6 Separability. In the event that any provision of this Agreement or the application of any provision hereof is declared to be illegal, invalid or otherwise unenforceable by a court of competent jurisdiction, the remainder of this Agreement shall not be affected except to the extent necessary to delete such illegal, invalid or unenforceable provision unless that provision held invalid shall substantially impair the benefits of the remaining portions of this Agreement.

                 Section 5.7 Notices. All notices, demands, requests, consents or approvals (collectively, "Notices") required or permitted to be given hereunder or which are given with respect to this Agreement shall be in writing and shall be personally delivered or delivered by a reputable overnight courier service with charges prepaid, or transmitted by hand delivery, telegram, telex or facsimile, addressed as set forth below, or such other address as such party shall have specified most recently by written notice. Notice shall be deemed given or delivered on the date of service or transmission if personally served or transmitted by telegram, telex or facsimile. Notice otherwise sent as provided herein shall be deemed given or delivered on the next business day following delivery of such notice to a reputable overnight courier service.

                 To the Company:

                          Dominick's Supermarkets, Inc.
                          505 Railroad Avenue
                          Northlake, Illinois  60164
                          Attn:  Chief Executive Officer
                          Fax:  (708) 409-3979

                          with a copy (which shall not constitute notice) to:

                          Latham & Watkins
                          633 West Fifth Street
                          Suite 4000
                          Los Angeles, California  90071
                          Attn:  Thomas C. Sadler, Esq.
                          Fax:  (213) 891-8763

                 To the Investors:

                          To the address specified on the signature page hereto
executed by such Investor.

                 Section 5.8 Governing Law. This Agreement shall be governed by and construed in accordance with the internal law of the State of New York, without giving effect to principles of conflicts of law.

                 Section 5.9 Headings. The headings in this Agreement are for convenience of reference only and shall not constitute a part of this Agreement, nor shall they affect their meaning, construction or effect.

                 Section 5.10 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original instrument and all of which together shall constitute one and the same instrument.

                 Section 5.11 Further Assurances. Each party shall cooperate and take such action as may be reasonably requested by another party in order to carry out the provisions and purposes of this Agreement and the transactions contemplated hereby.

                 Section 5.12 Termination. Unless sooner terminated in accordance with its terms or as otherwise herein provided, this Agreement shall terminate upon the earlier to occur of (i) the mutual agreement by the parties hereto, (ii) with respect to any Holder, such Holder ceasing to own any Registrable Securities or (iii) November 1, 2011.

                 Section 5.13 Remedies. ln the event of a breach or a threatened breach by any party to this Agreement of its obligations under this Agreement, any party injured or to be injured by such breach will be entitled to specific performance of its rights under this Agreement or to injunctive relief, in addition to being entitled to exercise all rights provided in this Agreement and granted by law. The parties agree that the provisions of this Agreement shall be specifically enforceable, it being agreed by the parties that the remedy at law, including monetary damages, for breach of any such provision will be inadequate compensation for any loss and that any defense or objection in any action for specific performance or injunctive relief that a remedy at law would be adequate is waived.

                 Section 5.14 Pronouns. Whenever the context may require, any pronouns used herein shall be deemed also to include the corresponding neuter, masculine or feminine forms.


                            (signature page follows)

                 IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.




                                       DOMINICK'S SUPERMARKETS, INC.


                                       By:
                                          --------------------------------
                                       Name:   Robert A. Mariano
                                       Title:  President and
                                               Chief Executive Officer


                                       YUCAIPA BLACKHAWK PARTNERS, L.P.

                                       By:     Yucaipa Management L.L.C., its
                                               General Partner

                                       By:
                                          --------------------------------
                                       Name:   Ronald W. Burkle
                                       Title:  Managing Member


                                       YUCAIPA CHICAGO PARTNERS, L.P.

                                       By:     Yucaipa Management L.L.C., its
                                               General Partner

                                       By:
                                          --------------------------------
                                       Name:   Ronald W. Burkle
                                       Title:  Managing Member


                                       YUCAIPA DOMINICK'S PARTNERS, L.P.


                                       By:     Yucaipa Management L.L.C., its
                                               General Partner

                                       By:
                                          --------------------------------
                                       Name:   Ronald W. Burkle
                                       Title:  Managing Member






                                      S-1